Other Expenses (Income), Net	12 Months Ended
Dec. 31, 2018
Other Expenses Income Net
Other Expenses (Income), Net

21.	Other expenses (income), net

Other expenses have decreased by EUR 1,000 thousand to EUR 332 thousand in the 2018 financial year. By contrast, other income increased by EUR 1,042 thousand (2018: EUR 1,302 thousand; 2017: EUR 260 thousand). These changes mainly include expenses and income from currency translation on loans granted by the parent company to the U.S. subsidiary Biofrontera Inc. in US dollars.

Other income in 2017 amounted to EUR 0.3 million, after having generated other income of EUR 2.5 million in 2016, primarily due to the repayment of the FDA submission fee of EUR 2.1 million. Other expenses rose by EUR 1.2 million to EUR 1.3 million in 2017. This change mainly reflects currency exchange rate losses on the intragroup USD loan.